Exhibit 99.1

Safe Harbor Financial Signs Non-Binding Term Sheet to Combine with Opifex Media,

Creating a Nasdaq-Listed Diversified Holding Company

Combined company would operate two distinct businesses under one parent: Opifex’s creator-economy platform and Safe Harbor’s established cannabis financial services business

Technology pioneer Greg Newman to serve as Chairman of the combined company

Transaction designed to support Safe Harbor’s plan to maintain its Nasdaq listing; Nasdaq has granted a second compliance period through April 19, 2027

DENVER, October 26, 2026 — SHF Holdings, Inc., d/b/a Safe Harbor (“Safe Harbor” ) (Nasdaq: SHFS), a fintech platform serving the banking, lending and financial services needs of the regulated cannabis and hemp industries, announced that it has signed a non-binding term sheet with Opifex Media Inc. (“Opifex”), a Beverly Hills, California-based media holding company focused on the creator economy, for a proposed business combination in which Opifex would become a wholly owned subsidiary of Safe Harbor (the “Proposed Transaction”). Following the closing, the combined company would remain listed on The Nasdaq Stock Market LLC (“Nasdaq”) under a new name to be determined.

The Proposed Transaction is intended to create a public holding company with two distinct primary businesses, each pursuing its own growth strategy. Opifex would bring a portfolio of creator-economy businesses across publishing, music and video. Safe Harbor would continue to operate its cannabis-focused fintech platform and serve its clients and financial institution partners without interruption. For stockholders, the Proposed Transaction is designed to add a new growth platform, support Safe Harbor’s plan to maintain its Nasdaq listing, and create the opportunity for long-term value.

“Today’s announcement is an important step for Safe Harbor and our stockholders,” said Terry Mendez, Chief Executive Officer and Chief Financial Officer of Safe Harbor. “This proposed combination is intended to bring a growth-oriented creator-economy platform into our public company and to meet Nasdaq listing standards at closing. Greg Newman brings decades of experience building and scaling technology companies to the combined company’s board, and we believe this combination creates a compelling path forward for our stockholders.”

About Opifex and the Creator Economy Opportunity

Opifex acquires, operates and grows established creator-economy businesses across publishing, music and video, connecting them through a shared creator and data platform. The company focuses on verified human content and uses AI to improve operational efficiency, not to create content, while helping creators monetize through audiences, brands, subscriptions, licensing and media campaigns. By integrating these businesses, Opifex seeks to create a unified ecosystem that expands creator reach, strengthens first-party data and builds multiple revenue streams from the same creator-economy infrastructure.

According to Goldman Sachs Research, the creator economy was approximately $250 billion in 2023 and could reach approximately $480 billion by 2027. Opifex believes creator-led monetization continues to take share across advertising, commerce and subscriptions, and that high-quality, verified human content is becoming increasingly valuable as AI developers enter into content licensing agreements with publishers.

Opifex is led by Chairman Greg Newman. Mr. Newman is a serial entrepreneur and technology pioneer whose four-decade career spans foundational innovations in digital video and e-commerce, early backing of Baidu, and leadership of ventures shaping space power, the creator economy, sustainable energy and consumer technology. A former Fortune 500 executive and accomplished investor, Mr. Newman has helped build companies from the earliest days of the internet through major exits and global growth, while continuing to lead ambitious businesses at the forefront of innovation. His experience includes the founding team of Macromedia, leading QuickTime at Apple, building the Oracle Commerce Server, serving as an early institutional investor and board director of Baidu through its 2005 Nasdaq IPO, and co-founding C2B Technologies, which was acquired by Inktomi in 1998.

“The creator economy represents a significant opportunity to build a portfolio of complementary media businesses with established audiences and valuable intellectual property,” said Mr. Newman. “Our strategy is to acquire and grow platforms that serve creators, connect their audiences and create additional opportunities for monetization. We believe a combination with Safe Harbor provides the right public-company foundation for that vision, and we are committed to supporting the continued operation of Safe Harbor’s cannabis financial services business.”

Safe Harbor’s Cannabis Financial Services Business Continues

Safe Harbor will continue to operate its cannabis-focused fintech platform, delivering compliant banking, lending and business solutions to cannabis operators, as well as the infrastructure and compliance services financial institutions need to operate and scale cannabis banking programs. Since inception, Safe Harbor has supported the processing of more than $36 billion in cannabis-related transactions across 41 states and territories. The Proposed Transaction is not expected to change the services Safe Harbor provides to its clients and financial institution partners.

Key Terms of the Non-Binding Term Sheet

Structure. Opifex would merge with a newly formed, wholly owned subsidiary of Safe Harbor, and Opifex security holders would receive newly issued shares of Safe Harbor’s common stock, or, if the parties agree after consulting with Nasdaq, a combination of common stock and non-voting convertible preferred stock. The Proposed Transaction is expected to be accounted for as a reverse acquisition.

Ownership. At closing, Opifex security holders would own 85% and Safe Harbor’s existing stakeholders (e.g., holders of common stock, Series B Preferred Stock (on an as-converted basis), warrants, options and restricted stock units) would own 15% of the combined company on a fully diluted basis, before any capital raised at closing and any equity incentive plan reserve. However, the Safe Harbor allocation described above may be adjusted within a range of 12.5% to 17.5% to reflect Safe Harbor’s valuation at closing, as supported by an independent fairness opinion.

Valuation. Opifex will deliver a proposed valuation, together with its financial statements and supporting analysis, within 15 business days. The term sheet contemplates an Opifex valuation of not less than $50 million, subject to an independent valuation and fairness opinion delivered to Safe Harbor’s Board of Directors.

Contingent Value Right. The parties intend to negotiate a contingent value right for Safe Harbor’s existing stakeholders relating to Safe Harbor’s cannabis financial services business as part of the definitive agreements.

Equity Line of Credit. Safe Harbor does not intend to draw on its existing equity line of credit with CREO Capital until the closing of the Proposed Transaction.

Series B Preferred Securities. The term sheet contemplates the parties making arrangements under which all outstanding Series B Preferred Securities would convert into common stock at closing. These arrangements require entering into agreements with, and obtaining consents from, and waivers of Series B holders of transaction documents.

Capital and Nasdaq Listing. The parties intend for the combined company to meet applicable Nasdaq listing requirements at closing, including through a registered equity financing to investors who are not affiliates of either party, if necessary, and a direct investment of up to $1.0 million, subject to stockholder approval. Safe Harbor would seek stockholder approval of a reverse stock split to the extent needed to meet Nasdaq’s bid price requirement.

Equity Incentive Plan. At closing, the combined company would adopt an equity incentive plan, subject to stockholder approval, with a reserve equal to 10% of fully diluted shares.

Governance. The combined company’s five-member board would include Mr. Newman as Chairman, one additional Opifex designee, two independent directors designated by Opifex and approved by Safe Harbor’s Nominating and Corporate Governance Committee, and one director from Safe Harbor. Opifex would designate the combined company’s officers.

Timing and Conditions. The parties intend to negotiate a definitive agreement and to close the Proposed Transaction before April 19, 2027. Closing would be subject to, among other things, the negotiation of a definitive agreement, satisfactory due diligence findings by both parties, the required consents and agreements with holders of the Series B Securities, the completion of Opifex’s audited financial statements, an independent valuation and fairness opinion, Safe Harbor stockholder approval, Nasdaq approval, completion of any required financing and other customary conditions. The term sheet includes a 45-day exclusivity period.

As previously announced, on October 20, 2026, Nasdaq granted Safe Harbor an additional 180-day compliance period, through April 19, 2027, to regain compliance with the $1.00 minimum bid price requirement.

The independent members of the Board of Directors of Safe Harbor have approved entry into the term sheet. The term sheet is non-binding, except for certain customary provisions such as exclusivity and confidentiality, and does not obligate either party to complete the Proposed Transaction. There can be no assurance that a definitive agreement will be executed or that the Proposed Transaction will be completed on the terms described above or at all.

About Opifex Media

Opifex Media Inc. is a Beverly Hills, California-based holding company that acquires, operates and grows businesses across the creator economy, including publishing, music and video. www.opifexmedia.com

About Safe Harbor:

Safe Harbor is a cannabis-exclusive financial platform delivering smarter banking, lending, payments and business services tailored to how the cannabis industry actually operates. As one of the original pioneers of compliant financial operations support and cannabis banking consulting in the U.S., Safe Harbor has assisted in the processing of more than $36 billion in cannabis-related depository funds across 41 states and territories. Through its proprietary Cannabis Banking Solutions™ Platform, and network of regulated financial institution partners, Safe Harbor empowers cannabis operators to gain clarity, control and confidence in their financial operations. From daily banking to long-term growth, Safe Harbor provides real solutions and personal support, built exclusively for cannabis. Safe Harbor is a financial technology company, not a bank. Banking services are provided by our partner financial institutions. For more information, visit shfinancial.org.

Solicitation Material

This communication may be deemed to be solicitation material in connection with the proposals to be submitted to Safe Harbor’s stockholders at a meeting of stockholders seeking approval of certain matters in connection with the Proposed Transaction (the “Stockholder Meeting”). In connection with the proposals, Safe Harbor may file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of Safe Harbor and a prospectus (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, Safe Harbor will mail the definitive Proxy Statement/Prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS OF SAFE HARBOR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SAFE HARBOR, OPIFEX, THE PROPOSED TRANSACTION AND THE PROPOSALS. Investors and security holders may obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents that Safe Harbor files with the SEC, when available, at the SEC’s website (www.sec.gov) or from Safe Harbor by accessing information included on Safe Harbor’s website (ir.shfinancial.org), which is not incorporated by reference herein.

Participants in the Solicitation

Safe Harbor, Opifex and their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies from Safe Harbor’s stockholders in connection with the Proposed Transaction. Information about Safe Harbor’s directors and executive officers, including their ownership of Safe Harbor securities, appears in Safe Harbor’s proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on May 8, 2026 (under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis”), and in its Annual Report on Form 10-K filed with the SEC on April 15, 2026. Changes in their holdings since those dates have been or will be reflected in Forms 3, 4, or 5 filed with the SEC. Information about Opifex’s directors and executive officers, and additional information about all participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available. These documents can be obtained free of charge as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements:

Certain information contained in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S. and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors and historical performance; success or viability of new product and service offerings Safe Harbor may introduce in the future; the impact volatility in the capital markets, which may adversely affect the price of Safe Harbor’s securities; the outcome of any legal proceedings that have been or may be brought by or against Safe Harbor; the execution of definitive agreements for the Proposed Transaction or the closing thereof; the Stockholder Meeting; and other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the term sheet or prevent the execution of any definitive agreements with respect to the Proposed Transaction; the inability to complete the Proposed Transaction due to the failure to obtain the required stockholder approvals or any other required agreements, approvals or consents, including the consent of the holders of the Series B Preferred Stock required under the Series B transaction documents; the inability to obtain the required financing to complete the Proposed Transaction or to satisfy other conditions to closing; changes to the proposed structure of the Proposed Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining any required approval of the Proposed Transaction; SHF’s ability to regain compliance with the Nasdaq minimum bid price requirement by April 19, 2027; dilution to SHF’s existing stockholders; Opifex’s ability to complete its pending acquisitions and deliver audited financial statements; and other risks and uncertainties described from time to time in Safe Harbor’s filings with the SEC. Safe Harbor undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Safe Harbor Investor Relations Contact:

ir@SHFinancial.org

Safe Harbor Media Relations Contact:

safeharbor@kcsa.com